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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
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                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): July 31, 2003

                               RUSSELL CORPORATION
             (Exact name of registrant as specified in its charter)


             ALABAMA                    0-1790          63-0180720
   (State or other jurisdiction     (Commission       (I.R.S. Employer
         of incorporation)          File Number)      Identification No.)


3330 CUMBERLAND BLVD., SUITE 800, ATLANTA, GEORGIA            30339
    (Address of principal executive offices)                (Zip Code)


Registrant's telephone number, including area code:  (678) 742-8000

Former name or former address, if changed since last report:  NONE

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits

         Exhibit No.                Description
         -----------                -----------

         99.1                       Press Release dated July 31, 2003

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On July 31, 2003, Russell Corporation issued a press release announcing its results of operations for the fiscal 2003 Second Quarter. The press release is attached as Exhibit 99.1 hereto and is hereby incorporated by reference.

The information in this report (including Exhibit 99.1) is being furnished pursuant to Item 12 and shall not be deemed to be "filed" for purposes of
Section 18 of the Securities
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Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that Section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  RUSSELL CORPORATION

July 31, 2003                            By:      /s/ Robert D. Martin
                                                  ------------------------
                                                  Robert D. Martin
                                                  Senior Vice President and
                                                  Chief Financial Officer